Summary Prospectus Supplement dated May 2, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C, R and Y shares of the Fund listed below:
Invesco Van Kampen Value Opportunities Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Jason Leder	Portfolio Manager (lead)	2010 (predecessor fund 2001)
Devin Armstrong	Portfolio Manager	2010 (predecessor fund 2007)
Kevin Holt	Portfolio Manager	2010 (predecessor fund 2001)
Yoginder Kak	Portfolio Manager	2011
Matthew Seinsheimer	Portfolio Manager	2010
James Warwick	Portfolio Manager	2010 (predecessor fund 2007)”
VK-VOPP SUM SUP-1 050211